Filed pursuant to Rule 497(e)
File Nos. 033-88316 and 811-08932

ARTISAN PARTNERS FUNDS, INC.

Artisan Thematic Fund (the “Fund”)

SUPPLEMENT DATED 1 OCTOBER 2018

TO THE FUND’S STATEMENT OF ADDITIONAL INFORMATION

CURRENT AS OF THE DATE HEREOF

The Fund currently offers Investor Shares and Advisor Shares of the Fund only. Institutional Shares of the Fund are not offered for sale at this time. The Fund’s Investor Shares are offered through a separate prospectus dated 1 February 2018 and statement of additional information dated 1 February 2018, as revised.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE